		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 19, 2003
						 -----------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				      OHIO
	(State or other jurisdiction of incorporation or organization)

				   31-0783294
		    (I.R.S. Employer Identification No.)

		      9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				     45014
				  (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)

				Not Applicable
	  (Former name or former address, if changed since last report)




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ITEM 5. Other Events and Required FD Disclosure.
------  ---------------------------------------

On December 19, 2003, Ohio Casualty Corporation issued a press release announcing the resignation of Myra C. Selby from its Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference.



Exhibit Index.
-------------

99    Press release dated December 19, 2003 issued by Ohio Casualty
      Corporation.





				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					OHIO CASUALTY CORPORATION
					-------------------------
					       (Registrant)



December 19, 2003                       /s/Debra K. Crane
					--------------------------
					Debra K. Crane, Senior Vice
					President, General Counsel
					and Secretary



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